Exhibit 99.1

May 27, 2025

Liberty Broadband Corporation Announces GCI Liberty Investor Conference Call

ENGLEWOOD, Colo.--(BUSINESS WIRE)-- Liberty Broadband Corporation (“Liberty Broadband”) (Nasdaq: LBRDA, LBRDK, LBRDP) announced that, in connection with the planned spin-off of its GCI business to a new entity called GCI Liberty, Inc. (“GCI Liberty”), Liberty Broadband will webcast an Investor Conference Call on Tuesday, June 3, 2025, relating to the GCI business with GCI management remarks beginning at 2:00 p.m. ET. Following prepared remarks, the company will host a Q&A session with Ron Duncan, who will serve as President and CEO of GCI Liberty, and John Malone, who will serve as Chairman of the Board of GCI Liberty. During the event, observations may be made regarding the financial performance and outlook of GCI Liberty and Liberty Broadband, as well as other forward looking matters. The spin-off of GCI Liberty is expected to occur in summer 2025.

Stockholders will be able to submit questions in advance of the Q&A session. To submit a question, please email investor@libertybroadband.com with the subject “GCI Liberty Investor Question” by 5:00 p.m. ET on Friday, May 30, 2025.

The event will be broadcast live via the Internet. All interested persons should visit the Liberty Broadband Corporation website at https://www.libertybroadband.com/investors/news-events/ir-calendar to register for the webcast. An archive of the webcast will also be available on the Liberty Broadband website after appropriate filings have been made with the SEC.

About Liberty Broadband Corporation

Liberty Broadband Corporation (Nasdaq: LBRDA, LBRDK, LBRDP) operates and owns interests in a broad range of communications businesses. Liberty Broadband’s principal assets consist of its interest in Charter Communications and its subsidiary GCI. GCI provides data, mobile, voice and managed services to consumer, business, government and carrier customers throughout Alaska, serving more than 200 communities. The company has invested $4.7 billion in its Alaska network and facilities over the past 45 years. Through a combination of ambitious network initiatives, GCI continues to expand and strengthen its statewide network infrastructure to deliver the best possible connectivity to its customers and close the digital divide in Alaska.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the transaction described herein, including the proposed timing thereof. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the transactions. These forward-looking statements speak only as of the date of this communication, and Liberty Broadband expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband and GCI Liberty, including the registration statement relating to the spin-off of GCI Liberty, and Liberty Broadband’s most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Broadband or GCI Liberty subsequently files with the SEC, for additional information about Liberty Broadband, GCI Liberty and about the risks and uncertainties related to Liberty Broadband’s and GCI Liberty’s businesses that may affect the statements made in this communication.

Liberty Broadband Corporation
Shane Kleinstein, 720-875-5432

Source: Liberty Broadband Corporation